UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 10, 2005

ICOP DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-27321	84-1493152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16801 W. 116th Street Lenexa, Kansas		66219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 913-338-5550

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

Each unit sold in the follow-on public offering of ICOP Digital, Inc. (the “Company”) consists of two shares of common stock and two warrants. According to the prospectus associated with the offering, the common stock and warrants are to trade only as a unit for at least 30 days following the effective date of the offering (July 8, 2005), and Paulson Investment Company (“Paulson”), the representatives of the underwriters of the offering, will determine when the units separate, after which the common stock and warrants are to trade separately. On August 10, 2005, Paulson announced its intent that the units separate on Monday, August 15, 2005. Starting on that date, the common stock and warrants comprising the units shall trade separately under the symbols “ICDG” and “ICDGW,” respectively, and trading in the units will cease.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOP DIGITAL, INC.

August 10, 2005	By:	/s/ David C. Owen
	Name:	David C. Owen
	Title:	President and Chief Executive Officer